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                                                                   Exhibit 99(j)



                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Independent Accountants" in the Statement of Additional Information and to the use of our report dated October 1, 2003, in Pre-Effective Amendment Number 3 to the Registration Statement (Form N-1A No. 33-105846 and 811-21366) of The Watchdog Fund Trust.



GRANT THORNTON LLP


New York
October 1, 2003